UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2008

INTEGRATED MANAGEMENT INFORMATION, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado (State or Other Jurisdiction of Incorporation)	333-133634 (Commission File Number)	43-1802805 (I.R.S. Employer Identification No.)

221 Wilcox, Suite A
Castle Rock, Colorado	80104
(Address of Principal Executive Offices)	(Zip Code)

(303) 895-3002
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Appointment of Principal Officer

On March 19, 2008, Integrated Management Information, Inc., a Colorado corporation, issued a press release announcing the appointment of Dannette D. Boyd as Chief Financial Officer, to replace the retiring Mr. Mark McGregor.

Prior to the appointment, Ms. Boyd was engaged as a consultant for the Company beginning in November 2007. From 2004 to 2007, Ms. Boyd was the Controller for Einstein Noah Restaurant Group. From 2001 to 2003, she served as the Assistant Controller for Vari-L Company. Ms. Boyd’s previous experience includes financial management positions with KPMG Peat Marwick, DF&R Restaurant Company, and CSI/CDC Company. Ms. Boyd is a CPA with more than 15 years of professional experience. She received a BBA degree in Accounting from the University of Texas at Arlington.

The Company issued a press release on March 19, 2008, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits

(d)                                 Exhibits

The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of Integrated Management Information, Inc., dated March 19, 2008

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED MANAGEMENT INFORMATION, INC. (Registrant)

	By:	/s/ John Saunders
Date: March 19, 2008		John Saunders
President